                                                                   EXHIBIT 10.38


                    SHORT-TERM LOAN AND SECURITY AGREEMENT
                    --------------------------------------

     THIS SHORT-TERM LOAN AND SECURITY AGREEMENT ("Agreement") is made as of this 18th day of February, 1997, by and between THE ASHTON TECHNOLOGY GROUP, INC., a Delaware corporation ("Borrower"), and COMPUTER SCIENCE INNOVATIONS, INC., a Florida corporation having its principal office at 1235 Evans Road, Melbourne, Florida 32904 ("Lender"), hereinafter collectively referred to as the "Parties." Additionally, Fredric W. Rittereiser, Chief Executive Officer of Borrower, joins this Agreement for the sole purpose of Article 6(D) herein.

     1.   THE SHORT-TERM LOAN.
          -------------------

          (A)  Terms.
               -----

          Upon the execution of this Agreement and the satisfaction of the conditions precedent set forth in Article 4 herein, the Lender agrees to lend the Borrower the sum of Five Hundred Thousand Dollars ($500,000.00) to be secured by a promissory note (hereinafter, the "Note"), repayable with interest, substantially in the form of Exhibit "A" attached and incorporated herein by reference, and the execution on even date herewith by the Borrower of that certain stock pledge agreement (hereinafter "Stock Pledge Agreement") in which Borrower pledges all of its rights, title and interest in a percentage of the common stock of Computer Science Innovations, Inc. that Borrower now owns. The Stock Pledge Agreement is attached and incorporated herein by reference as Exhibit "B."'

          The loan is for a fixed term of nine (9) months. Interest on the loan shall accrue at the rate of Eight and One-Quarter Percent (8.25%). The Note is payable in full with accrued interest on or before November 18, 1997.

          (B)  Payment and Additional Terms.
               ----------------------------

          All payments of principal and interest on the Note payable by Borrower to Lender under this Agreement shall be made in lawful money of the United States of America, in immediately available funds. Payment shall be credited first to interest on the unpaid principal balance and then to principal on the loan and all other amounts payable by Borrower to the Lender under this Agreement. The interest on the Note shall be calculated on the basis of actual days elapsed in a year of 360 days. If any payment of principal or interest on the Note falls due on a Saturday, Sunday or bank holiday, then such due date shall be extended to the next succeeding full business day of Lender and interest shall be payable during such extension. The Borrower shall have the right of prepayment of the Note at any time without penalty.

     2.   GRANT OF SECURITY INTEREST.
          --------------------------

          (A)  Grant of Security Interest.
               --------------------------

          To secure the Borrower's prompt, punctual, and faithful performance of all of the Borrower's liabilities herein, the Borrower hereby grants to the Lender a continuing security interest in and to, and pledges to the Lender, pursuant to the Stock Pledge Agreement, the following (hereinafter the "Collateral"):

          All rights, title and interest in Six Hundred Ninety-Seven Thousand Eight Hundred Seventy-One (697,871) Class A Shares and One Million Twenty-One Thousand Three Hundred Eighty-One (1,021,381) Class B Shares of the common stock of Computer Science Innovations, Inc. currently owned by and in the possession of Borrower.

          The Collateral shall be held in escrow, pursuant to the terms and conditions of an Escrow Agreement, attached and incorporated herein by reference as Exhibit "C."

          (B)  Duration of Security Interest.
               -----------------------------

          The grant of a security interest shall continue in full force and effect applicable to all liabilities herein until all liabilities of the Note are paid and the security interest granted herein is specifically terminated in writing by a duly authorized officer of the Lender.

     3.   BORROWER'S REPRESENTATIONS AND WARRANTIES.
          -----------------------------------------

     Borrower represents and warrants that:

          (A)  Incorporation and General Authority.
               -----------------------------------

          Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly licensed or qualified and in good standing as a foreign corporation in all states wherein the nature of the property owned or business transacted makes such licensing or qualification necessary, and is entitled to own its properties and assets, and to carry on its business, as, and in the places where, such properties and assets are now owned or operated or such business is now conducted or presently proposed to be conducted. Non-material violations of this representation which do not affect the Borrower's capacity to perform its obligations under the terms of this Agreement, shall not be considered as a default pursuant to the terms of paragraph 7D hereof.

          (B)  Litigation.
               ----------

          There is not now pending or threatened against Borrower any action or other proceedings or any claim which may materially and adversely affect Borrower's ability to perform its obligations herein, nor do any of the executive or managing personnel of Borrower know of any facts that may give rise to any such litigation, proceeding or claim.

          (C)  Authority for Agreement.
               -----------------------

          Borrower has all requisite power and authority to undertake the obligations, to enter into this Agreement, and to perform each of its obligations contained in this Agreement; and this Agreement will constitute a valid and legally binding obligation of Borrower enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, or other laws affecting creditors' rights generally.

          Borrower has obtained formal approval from its Board of Directors through a Board Resolution to undertake the obligations herein and to pledge the Collateral as security for the Note.

          (D)  No Defaults or Restrictions.
               ---------------------------

          The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms of this Agreement will not violate any existing law or statute or violate any existing term or provision of any order, writ, judgment, injunction or decree of any court or any other governmental department, commission, board, bureau, agency or instrumentality applicable to Borrower, or conflict with or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation, Bylaws, or other organizational documents of Borrower, or any agreement to which Borrower is a party, or by which any of its properties are bound, or constitute an event that might permit an earlier termination of or otherwise materially affect any such agreement, or result in the creation or imposition of a lien ' charge or encumbrance upon any of the property or assets of Borrower pursuant to the terms of any pledge, mortgage, security agreement, assignment, or any other instrument to which Borrower is a party or by which it may be bound.

          (E)  Operation of Business.
               ---------------------

          Borrower's businesses are being operated and maintained in an ordinary and customary manner and in compliance with all statutes, rules, regulations and ordinances. Non-material violations of this representation which do not affect the Borrower's capacity to perform its obligations under the terms of this Agreement, shall not be considered as a default pursuant to the terms of paragraph 7D hereof.

          (F)  Authorization for Business.
               --------------------------
          Borrower has obtained all required permits, authorizations and licenses, without unusual restrictions or limitations, to conduct the businesses in which Borrower is presently engaged, all of which are in full force and effect. Non-material violations of this representation which do not affect the Borrower's capacity to perform its obligations under the terms of this Agreement, shall not be considered as a default pursuant to the terms of paragraph 7D hereof.

          (G)  Title to Collateral.
               -------------------

          Borrower has good and marketable title to all property which Borrower has given or has agreed to give a security interest to the Lender; and there are no pledges, assignments, liens or other encumbrances of any kind upon such property. All of the Collateral is owned by Borrower free and clear of all liabilities, obligations, security interests and encumbrances. The Borrower will warrant and defend the Collateral against the claims and demands of all persons not a party to this Agreement.

          (H)  Use of Proceeds.
               ---------------

          Borrower will apply the proceeds from the loan described herein as working capital in its ordinary course of business. Borrower does not now own any "margin securities" as such term is defined in Regulation G of the Board of Governors of the Federal Reserve System. Borrower will not use any part of the proceeds from said loans herein directly or indirectly, to purchase or carry any such margin securities or to reduce or retire any indebtedness originally incurred to purchase any such margin securities.

     4.   CONDITIONS PRECEDENT.
          --------------------

     The effectiveness of this Agreement and the obligations of the Lender to consummate any of the transactions contemplated hereby shall be subject to the satisfaction of the following conditions precedent, at or prior to the time of the Closing Date:

          (A)  Documents and Instruments.
               -------------------------

          The Lender shall have received all the instruments, documents, and property contemplated to be delivered by the Borrower hereunder, and the same shall be in full force and effect. All of the instruments and documents referred to herein are collectively referred to as the "Security Documents."

          (B)  Correctness of Warranties.
               -------------------------

          All representations and warranties contained herein or otherwise made to the Lender in connection herewith shall be true and correct.

          (C)  Expenses of Lender.
               ------------------

          The Borrower promises to reimburse the Lender promptly for all reasonable out of pocket expenses of every nature which the Lender may incur in connection with this Agreement, the Note, any other Security Documents, documentary stamp tax, all recording fees, and for all legal fees incurred in preparation for the transaction contemplated herein. Such expenses shall be paid at closing or in a reasonable time thereafter upon receipt of written invoices. The Borrower shall also pay reasonable post-closing expenses incurred by the Lender on behalf of the Borrower, including but not limited to, preparation of documents to terminate the loan and release the security therefrom. Furthermore, the Borrower shall be liable for postclosing collection expenses, including, but not limited to, expenses related to the repossession of the Collateral and to the collection of obligations of the Borrower hereunder, including reasonable attorneys' fees, including appellate proceedings, post-judgment proceedings and bankruptcy proceedings. It is expressly agreed that in the event the Borrower shall fail to pay such expenses within ten (10) days after demand, said non-payment shall constitute a default of this Agreement.

     5.   BORROWER'S AFFIRMATIVE COVENANTS.
          --------------------------------

     The Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the Note, and all other indebtedness to the Lender under this Agreement, unless the Lender shall otherwise consent in writing, it will provide as follows:

          (A)  Pay Indebtedness to Lender and Perform Other Covenants.
               ------------------------------------------------------

          The Borrower shall:

               (i) make full and timely payments of the principal of and interest on the Note, and all other indebtedness of the Borrower to the Lender, whether now existing or hereafter arising;

               (ii) fully comply with all the terms and covenants contained in each of the instruments and documents given to the Lender pursuant to this Agreement or of the times and places and in the manner set forth herein; and

               (iii) at all times maintain the liens and security interest provided for under or pursuant to this Agreement as valid and perfected liens and security interests on the property intended to be covered thereby.

          (B)  Further Assurances.
               ------------------

          The Borrower shall, at its sole cost and expense, upon the request of the Lender, duly execute and deliver or cause to be duly executed and delivered to the Lender such further instruments and to and cause to be done such further acts that may be necessary or proper in the opinion of the Lender to carry out more effectively the intent and purpose of this Agreement.

          (C)  Continuing Contractual Work.
               ---------------------------

          The Borrower shall continue to perform its obligations under existing contracts for sales and services under its ordinary course of business with the Lender and specifically, Borrower acknowledges and agrees to pay Lender promptly within invoice terms, which are Net 30, but in no event later than ninety (90) days of the date of Lender's invoice for work pertaining to contract performance. Failure by Borrower to pay Lender within said ninety (90) days shall constitute a breach of this Agreement.

          In the event the Lender, at the time of execution of this Agreement, has outstanding on its books any accounts receivable from Borrower that are ninety (90) days or more past due, Lender is authorized to and shall pay said past due amount from the loan proceeds. For example, if on the day of loan closing, $150,000.00 in 90-day plus receivables to Lender are outstanding, $150,000.00 of the $500,000.00 loan proceeds shall be paid to Lender, not as a prepayment of principal, but to satisfy said receivables, and the outstanding balance of the Note shall remain at $500,000.00.

          Notwithstanding the above, the Lender specifically acknowledges and agrees that UTS Invoice #13, dated November 22, 1996, in the amount of $100,419.07, and ATED Invoice #11, dated November 22, 1996, in the amount of $26,255.86, shall not be deemed a default hereunder unless payment on said invoices is not received by April 22, 1997.

          Further, the Parties agree that nothing contained herein shall limit the Borrower's ability to raise good faith disputes as to the invoices received from the Lender. Any good faith dispute by Borrower shall not be deemed a default hereunder. Borrower shall have thirty (30) days from the date of invoice to raise a good faith dispute regarding said invoice. Failure by the Borrower to raise a good faith dispute within thirty (30) days of invoice shall be deemed an acknowledgment that said invoice is valid, due and payable.

          Borrower specifically acknowledges and agrees that amounts due under UTS Invoice #13, dated November 22, 1996; #14, dated December 27, 1996; and #15, dated January 24, 1997, and ATED Invoice #11, dated November 22, 1996; #12, dated December 27, 1996; and #13, dated January 24, 1997; are not in dispute and are due and payable.

          In the event any good faith dispute arises on any specific invoices not referenced above, Borrower acknowledges and agrees that the liability on the specific invoices identified herein remain due and payable pursuant to the terms contained in this paragraph.

     6.   BORROWER'S NEGATIVE COVENANTS.
          -----------------------------

     Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the Note, and all other indebtedness to the Underwriter under this Agreement, unless the Lender shall otherwise consent in writing, it will not, either directly or indirectly:

          (A)  Use of Proceeds.
               ---------------

          Utilize the proceeds of the Note for any purpose other than as necessary business working capital;

          (B)  Additional Encumbrances on Collateral.
               -------------------------------------

          Create, incur, assume or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, or charge of any kind upon any of the Collateral referenced herein, except:

               (i) mortgages, liens, pledges and security interests in favor of the Lender.

          (C)  Exercise Shareholder Voting Rights of Borrower.
               ----------------------------------------------

          As long as the terms of this Agreement and the Note have not been breached or are not in default, the Borrower shall have all rights in the pledged Shares except for the following:

               (i)   the right to possession;

               (ii) the right to exercise its vote on any matters related to the terms and conditions of this Agreement;

               (iii) the right to exercise its vote on any matters related to the terms and conditions of the Note; and

               (iv) increasing, decreasing, removing or filling vacancies on the Board of Directors of the Lender.

          (D)  Exercise Board of Directors Voting Rights of Borrower.
               -----------------------------------------------------

          At the time of execution of this Agreement, the Chief Executive Officer of Borrower is one of three (3) members of the Board of Directors of Lender. Borrower acknowledges and agrees that a conflict of interest shall exist in the event any matters or issues related to the terms and conditions of this Agreement, or the Note, and because of such conflict of interest, the Chief Executive Officer of Borrower shall not vote on said matters or issues.

          (E)  Anti-Dilution.
               -------------

          During the term of this Agreement and Note, and any extensions thereto, the Borrower shall not issue, nor cause to be issued any additional shares of Stock in the Lender.

          (F)  Breach of Covenants.
               -------------------

          Any action taken by Borrower in contravention of these covenants shall be deemed null and void and of no force and effect, and shall also constitute a breach of this Agreement.

     7.   EVENT OF DEFAULT.
          ----------------

     The Note shall be immediately due and payable in full if one or more of the following- described events of default shall occur:

          (A) The Borrower (a) shall file a petition for adjudication as a bankrupt; (b) shall file a petition or answer seeking reorganization or an arrangement under any bankruptcy or similar statute of the United States of America or any subdivision thereof or of any foreign jurisdiction; (c) shall consent to the filing of a petition in any such bankruptcy or reorganization proceeding; (d) shall consent to the appointment of a receiver or trustee or officer performing similar functions with respect to any substantial part of its property; (e) shall make a general assignment for the benefit of its creditors; or (f) shall execute a consent to any other type of insolvency proceeding (under the Bankruptcy Act or otherwise) or any informal proceeding for the dissolution or liquidation of, or settlement of, claims against or winding up of affairs of the Borrower; or

          (B) The appointment of a receiver or trustee or officer performing similar functions for the Borrower or for any of its assets, or the filing against the Borrower of a petition for adjudication as a bankrupt or insolvent or for reorganization under any bankruptcy or similar laws of the United States of America or of any state thereof or of any foreign jurisdiction, or the institution against the Borrower of any other type of insolvency proceeding (under the Bankruptcy Act or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of, the Borrower, and the failure to have such appointment vacated or such petition or proceeding dismissed within thirty (30) days after such appointment, filing or institution.

          (C) Failure of the Borrower to make payment of any principal, interest, or payment within twenty (20) days of its due date to the Lender under the Note, or any of the corresponding Security Documents.

          (D) Default in the performance of any other liability, obligation or covenant of the Borrower to the Lender under the Security Documents, and the continuance thereof for twenty (20) days after written notice to the Borrower from the Lender.

          (C)  Waiver of Default.
               -----------------

          The Lender at any time may waive any default or any event of default which shall have occurred and any of its consequences, in which case the Parties hereto shall be restored to their former positions and rights and obligations hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon, and no such waiver shall be effective unless it is in a written document executed by a duly authorized officer.

     8.   LENDER'S REMEDIES FOR DEFAULT.
          -----------------------------

     Upon the occurrence of an Event of Default and acceleration of the indebtedness of the Borrower to the Lender, the Lender shall have the following remedies:

          (A)  Action for Enforcement.
               ----------------------

          In case any one or more Events of Default shall occur and be continuing, the Lender may proceed to protect and enforce its rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenants, agreement or other provision contained herein or in any Security Document, or to enforce the payment of the Note or any other legal or equitable right or remedy.

          (B)  Forfeiture of Security Interest.
               -------------------------------

          The Lender may take possession of the Collateral after default and exercise all rights, title and interest in said Collateral. Borrower expressly waives any rights or interest it may have regarding repossession of the Collateral and acknowledges and agrees that the Collateral shall be forfeited upon an Event of Default.

          (C)  Rights and Remedies Under Escrow Agreement.
               ------------------------------------------

          The Lender shall have all rights given to it under the Escrow Agreement entered into on even date herewith. Under same, the Lender may take possession of the escrowed shares (as defined therein), which right of possession shall entitle them to all rights, including voting, incident to common stock ownership.

          (D)  Rights and Remedies Cumulative.
               ------------------------------

          No right or remedy herein conferred upon the Lender is intended to be exclusive of any other right or remedy contained herein, in the Note, Security Documents or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute or otherwise.

          (E)  Rights and Remedies Not Waived.
               ------------------------------

          No course of dealing between the Borrower and the Lender or any failure or delay on the part of the Lender in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of the Lender and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

     9.   MISCELLANEOUS.
          -------------

          (A)  Waivers.
               -------

          The Borrower waives presentment, demand, protest, notice of default, nonpayment, partial payments and all other notices and formalities relating to this Agreement other than notices specifically required hereunder. The Borrower consents to and waives notice of the granting of indulgences or extensions of time of payment, the taking or releasing of security, the addition or release of persons primarily or secondarily liable on or with respect to liabilities of the Borrower to the Lender, all in such manner and at such time or times as the Lender may deem advisable. No act or omission of the Lender shall in any way be implied or affect any of the indebtedness or liabilities of the Borrower to the Lender or rights of the Lender in any security. No delay by the Lender to exercise any right, power or remedy hereunder or under any security agreement, and no indulgence given to the Borrower in case of any default, shall impair any such right, power or remedy or be construed as having created a course of dealing or performance contrary to the specific provisions of this Agreement or as a waiver of any default by the Borrower or any acquiescence therein or as a violation of any of the terms or provisions of this Agreement. The Lender shall have the right at all times to enforce the provisions of this Agreement and all other documents executed in connection herewith in strict accordance with their terms, notwithstanding any course of dealing or performance by the Lender in refraining from so doing at any time. No course of dealing between the Borrower and the Lender shall operate as a waiver of any of the Lender's rights.

          (B)  Governing Law; Benefit.
               ----------------------

          This Agreement and all rights hereunder shall be governed by the laws of the State of Florida. This Agreement shall bind and inure to the benefit of Borrower and Lender, and the terms "Borrower," and "Lender", respectively, as used in this Agreement shall include, the respective Parties and their respective successors and assigns. It is agreed that venue shall be in Brevard County, Florida.

          (C)  Notices.
               -------

          Any notice or demand to be given hereunder shall be duly given if delivered or mailed as follows:

          To the Borrower:

               The Ashton Technology Group, Inc.
               Attention:  Fredric W. Rittereiser, CEO
               1900 Market Street
               Suite 701
               Philadelphia, Pennsylvania 19103

          with a copy to:

               Cadwalader, Wickersham & Taft
               Attention:  Harvey Spear, Esquire
               100 Maiden Lane
               New York, New York 10038

          To the Lender:

               Computer Science Innovations, Inc.
               Attention: George H. Milligan, President
               1235 Evans Road
               Melbourne, Florida 32904

          with a copy to:

               Reinman & Wattwood, P.A.
               Attention:  Victor S. Kostro, Esquire
               1825 S. Riverview Drive
               Melbourne, Florida 32901

          (D)  Titles.
               ------

          Titles to the sections of this Agreement are solely for the convenience of the Parties hereto and are not an aid in the interpretation of this Agreement or any part thereof.

          (E)  Counterparts.
               ------------

          This Agreement may be executed in any number of counterparts and by the Parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same Agreement.

          (F)  Entire Agreement.
               ----------------

          This Agreement constitutes the entire agreement between the Parties with the exception of the Promissory Note, Stock Pledge Agreement, and Escrow Agreement and shall not be amended or modified in any respect without the express written consent of the Parties to be affected.

     IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year first above written.



Attest:                                      THE ASHTON TECHNOLOGY GROUP, INC.,
                                             a Delaware corporation


/s/ John A. Blohm                            By: /s/ Fredric W. Rittereiser
-------------------------------                  ------------------------------
John A. Blohm            (Name)              Fredric W. Rittereiser      (Name)
------------------------                     --------------------------
Secretary               (Title)              President & CEO            (Title)
------------------------                     --------------------------
               (SEAL)                                       "Borrower"


/s/ John A. Blohm                            /s/ Fredric W. Rittereiser
-------------------------------              ----------------------------------
Witness                                      FREDRIC W. RITTEREISER,
                                             Chief Executive Officer

/s/ Robert Eprile
-------------------------------
Witness


Attest:                                      COMPUTER SCIENCE INNOVATIONS,
                                             INC., a Florida corporation


/s/ George Milligan                          By: /s/ George Milligan
-------------------------------                  ------------------------------
George Milligan          (Name)              George Milligan             (Name)
------------------------                     ---------------------------
President - CSI         (Title)              President                  (Title)
------------------------                     ---------------------------
               (SEAL)                                        "Lender"

                                  EXHIBIT "A"

                                PROMISSORY NOTE
                                ---------------

$500,000.00                                            Date:  February 18, 1997

     FOR VALUE RECEIVED, the undersigned, THE ASHTON TECHNOLOGY GROUP, INC., a Delaware corporation, (the "Maker") promises to pay to the order of COMPUTER SCIENCE INNOVATIONS, INC., a Florida corporation, its successors and assigns (the "Lender" or "Holder") located at 1235 Evans Road, Melbourne, FL 32904, or elsewhere as directed from time to time in writing by the Holder hereof, the principal sum of Five Hundred Thousand Dollars ($500,000.00), together with interest thereof at the rate of eight and one-quarter percent (8.25%) per annum, in lawful money of the United States of America, payable as follows:

          (a) Interest shall accrue from the period of February 18, 1997, until November 18, 1997, on the principal amount at an annual rate of Eight and One-Quarter Percent (8.25%); and

          (b) The principal sum of Five Hundred Thousand Dollars ($500,000.00), and all accrued interest thereon shall be due on November 18, 1997.

     Repayment of this Note is secured by certain shares of Class A and Class B Common stock of Computer Science Innovations, Inc., held in escrow pursuant to the terms of an Escrow Agreement dated of even date herewith.

     Payment not received within said twenty (20) days of the due date shall be deemed a default under this Note. If the undersigned defaults in the payment hereunder, the Note shall bear interest at the rate of 15% ("default rate") on the amount then due and payable. Upon default for non-payment of the Note, the entire unpaid principal balance of this obligation, together with accrued interest, shall, at the Holders election, become immediately due and payable.

     Additionally, repayment of this Note is secured by a Short-Term Loan and Security Agreement (the "Short-Term Loan Agreement'). It is expressly agreed that all of the covenants, conditions and agreements of the Maker hereof under said Short-Term Loan Agreement are made a part of this Note and shall be included in the interpretation of this Note. Upon the occurrence of default in the performance or observation of any term, agreement, or condition specified in the Short-Term Loan Agreement, other than for non-payment on the Note, Maker shall have twenty (20) days from the date of written notice of default to cure said default.

     In the event said default is not cured within the twenty (20) day period, the entire unpaid principal balance of this obligation, together with accrued interest, shall, at the Holders election, become immediately due and payable.

     Maker shall have the privilege to prepay the indebtedness evidenced hereby, in whole or in part at any time. Partial prepayments shall first be applied against accrued interest then due and owing, and thereafter against principal. Any partial prepayment shall not postpone the due date or change the amount of any subsequent payment.

     All persons or entities now or at anytime liable for payment of this Note hereby waive presentment, protest, notice of protest and dishonor. The Maker and all persons/entities liable hereunder expressly consent to any extensions or renewals, in whole or in part, and all delays in timely payment or other performance which Holder may grant at any time and from time to time without limitation and without any notice or further consent of the undersigned.

     The remedies of Holder provided herein, or in the Short-Term Loan Agreement, shall be cumulative and concurrent and may be pursued singularly, successively, or together, at the sole discretion of Holder and may be exercised as often as the occasion therefore shall arise.

     In the event this Note is placed in the hands of an attorney for collection by civil action the prevailing party shall be entitled to an award of its reasonable attorneys' fees and costs, including those on appeal.

     This Promissory Note is to be construed and enforced according to the laws of the State of Florida or, if Holder elects the benefit thereof, applicable Federal pre-emption laws.

Attest:                                 THE ASHTON TECHNOLOGY GROUP, INC.

/s/ John Blohm                          By: /s/ Fredric W. Rittereiser
------------------------------------        ---------------------------------
Secretary (Seal)                        Fredric W. Rittereiser         (Name)
                                        ------------------------------
                                        President & CEO               (Title)
                                        ------------------------------
                                                            "Maker"

                                  EXHIBIT "B"

                            STOCK PLEDGE AGREEMENT
                            ----------------------

     THIS PLEDGE AGREEMENT ("Agreement") is made this 18th day of February, 1997, by and between THE ASHTON TECHNOLOGY GROUP, INC., a Delaware corporation ("Pledgor") and COMPUTER SCIENCE INNOVATIONS, INC., a Florida corporation with its principal place of business in Melbourne, Florida, ("Secured Party"), collectively referred to as the "Parties."

     In order to secure performance of the obligations of Pledgor pursuant to that certain Short-Term Loan and Security Agreement ("Short-Term Loan Agreement") by and among the Parties of approximate even date herewith, the Parties hereby agree as follows:

     1.   SECURITY INTEREST AND COLLATERAL.
          --------------------------------

     The Pledgor hereby grants Secured Party a security interest (herein called the "Security Interest") in the capital stock set forth on Appendix A attached hereto, together with all proceeds of and other rights in connection with such capital stock (hereinafter called the "Pledged Stock"), said Pledged Stock shall be held in escrow pursuant to that certain Escrow Agreement of even date herewith by and between The Ashton Technology Group, Inc., Computer Science Innovations, Inc., and Reinman & Wattwood, P.A.

     2.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS.
          ------------------------------------------

     The Pledgor represents, warrants and agrees that:

          (A) Pledgor will duly endorse, in blank, each and every certificate constituting the Pledged Stock by signing on such instrument or by signing a separate document of assignment or transfer, in form and substance acceptable to Secured Party.

          (B) Pledgor will surrender all rights, title and interest in the Pledged Stock in the event of a default under the Short-Term Loan Agreement as defined therein.

          (C) Pledgor is the owner of the Pledged Stock free and clear of all liens, encumbrances, security interests and restrictions, except for the Security Interest and will not convey, sell or transfer in any manner any interest in the Stock during the term of this Agreement.

          (D) Pledgor will keep the Pledged Stock free and clear of all liens, encumbrances, security interests and restrictions, except for the Security Interest.

          (E) Pledgor will pay, when due, all taxes and other governmental charges levied or assessed upon or against the Pledged Stock.

          (F) Pledgor represents and warrants that it has the full authority of its Board of Directors to encumber and pledge the Pledged Stock as collateral to secure performance of the obligations of Pledgor pursuant to that certain Short-Term Loan Agreement.

     3.   EXERCISE SHAREHOLDER VOTING RIGHTS OF BORROWER.
          ----------------------------------------------

     As long as the terms of this Agreement and the Note have not been breached or are not in default, the Borrower shall have all rights in the pledged Shares except for the following:

          (i)   the right to possession;

          (ii) the right to exercise its vote on any matters related to the terms and conditions of this Agreement;

          (iii) the right to exercise its vote on any matters related to the terms and conditions of the Note; and

          (iv) the right to increase, decrease, remove or fill vacancies on the Board of Directors of the Lender.

     4.   EXERCISE BOARD OF DIRECTORS VOTING RIGHTS OF BORROWER.
          -----------------------------------------------------

     At the time of execution of this Agreement, the Chief Executive Officer of Borrower is one of three (3) members of the Board of Directors of Lender. Borrower acknowledges and agrees that a conflict of interest shall exist in the event any matters or issues related to the terms and conditions of this Agreement, or the Note, and because of such conflict of interest, the Chief Executive Officer of Borrower shall not vote on said matters or issues.

     5.   ANTI-DILUTION.
          -------------

     During the term of this Agreement and Note, and any extensions thereto, the Borrower shall not issue, nor cause to be issued any additional shares of Stock in the Lender.

     6.   EVENTS OF DEFAULT.
          -----------------

     For purposes of this Agreement, "Event of Default" shall mean a default as defined in the Short-Term Loan Agreement, the terms of which are incorporated herein by this reference, or a breach of a representation, covenant or warranty set forth in this Agreement.

     7.   REMEDIES UPON EVENT OF DEFAULT.
          ------------------------------

     Upon the occurrence of an Event of Default, Secured Party may exercise any or all of the following rights or remedies, together with all other rights or remedies provided hereunder, or under applicable law; provided that no exercise of any one or more of such rights or remedies shall preclude Secured Party from exercising any other rights or remedies at the same time or at any other time:

          (A) Exercise any or all of the rights or remedies of a secured party under the Uniform Commercial Code with respect to the Pledged Shares, including, but not limited to, the right to sell the Pledged Stock in a private or public sale;

          (B) Exercise all voting powers with respect to the Pledged Shares while proceeding to exercise the remedies of a secured party referenced in subsection 7(A) hereof;

          (C) Exercise all of the remedies provided in the Short-Term Loan Agreement;

          (D) Exercise all of the remedies provided in the Escrow Agreement, including but not limited to taking possession and acquiring all incidents of ownership of the Pledged Stock.

          (E) For purposes of this Agreement, ten (10) days notice to Pledgor shall be deemed commercially reasonable.

     7.   RELEASE.
          -------

     The Secured Party agrees that it shall release all of the Pledged Stock from the terms of this Agreement provided that simultaneously with such release the obligations of the Short-Term Loan Agreement are performed in full.

     8.   MISCELLANEOUS.
          -------------

     This Agreement can be waived, modified, amended, terminated or discharged, and the Security Interest can be released, only explicitly in a writing signed by the Secured Party. The Secured Party shall not have any responsibility for
(i) ascertaining or taking any action with respect to exchanges, tenders or other matters relative to any Pledged Stock, whether or not the Secured Party is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve such rights against any parties with respect to any Pledged Stock. Pledgor will reimburse Secured Party for all costs, expenses or disbursements of any kind or nature whatsoever incurred in disposing of the collateral (including reasonable attorneys fees). This Agreement shall be binding upon and inure to the benefit of Pledgor and Secured Party and their respective successors and assigns and shall take effect when signed by Pledgor and delivered to Secured Party, and Pledgor waives notice of acceptance hereof by Secured Party. This Agreement shall be governed by the internal laws of the State of Florida, and, unless the context otherwise requires, all terms used herein which are defined in Articles 1 and 9 of the Uniform Commercial Code, as in effect in said state, shall have the meanings therein stated. All representations and warranties contained in this Agreement shall survive the execution, delivery and performance of this Agreement. To the extent required by applicable law, the rights and obligations of the Secured Party may be assigned to a licensed professional, person, or other entity. This Agreement may be amended at any time by written instrument executed by the Parties hereto.

     IN WITNESS WHEREOF, the Parties hereto have executed this Stock Pledge Agreement on the day and year first above written.

Attest:                                 THE ASHTON TECHNOLOGY GROUP, INC.


/s/ John Blohm                          By: /s/ Fredric W. Rittereiser
--------------------------------            ---------------------------------
John A. Blohm             (Name)        Fredric W. Rittereiser         (Name)
-------------------------               ------------------------------
Secretary                (Title)        President & CEO               (Title)
-------------------------               ------------------------------
                                                            "Pledgor"


Attest:                                 COMPUTER SCIENCE INNOVATIONS, INC.


/s/ George Milligan                     By: /s/ George Milligan
--------------------------------            ---------------------------------
George Milligan           (Name)        George Milligan                (Name)
-------------------------               ------------------------------
President                (Title)        President                     (Title)
-------------------------               ------------------------------
                                                       "Secured Party"

                                 APPENDIX "A"
                                 ------------

     To secure the Borrower's prompt, punctual, and faithful performance of all of the Borrower's liabilities herein, the Borrower hereby grants to the Lender a continuing security interest in and to, and pledges to the Lender, pursuant to the Stock Pledge Agreement, the following:

          All rights, title and interest in the common stock of Computer Science Innovations, Inc. currently owned by and in the possession of Borrower, presently consisting of Six Hundred Ninety-Seven Thousand Eight Hundred Seventy-One (697,871) Class A Shares and One Million Twenty-One Thousand Three Hundred Eighty-One (1,021,381) Class B Shares.

                                  EXHIBIT "C"

                               ESCROW AGREEMENT
                               ----------------

     THIS ESCROW AGREEMENT is entered into on this 18th day of February, 1997, by and among THE ASHTON TECHNOLOGY GROUP, INC., a Delaware Corporation (hereinafter referred to as "Pledgor"), COMPUTER SCIENCE INNOVATIONS, INC., a Florida Corporation, (hereinafter referred to as "Corporation"), and Reinman & Wattwood, P.A., hereinafter referred to as the "Escrow Agent."

     WHEREAS, Pledgor is a party to that certain Short-Term Loan and Security Agreement ("Short-Term Loan Agreement") of approximate even date herewith, and incorporated herein by reference; and

     WHEREAS, in order to more effectively implement the terms of the Short-Term Loan Agreement, Pledgor is amenable to escrowing all of its shares of stock now owned or subsequently acquired in Corporation. Pledgor has agreed to transfer said common stock interest ("Stock") as additional security for payment by Pledgor of that certain Promissory Note ("Note") being delivered pursuant to the terms of that certain Short-Term Loan Agreement; and

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

     1. The above recitals and all exhibits hereto are true and correct and are incorporated herein by this reference.

     2. Upon execution on even date herewith of the Short-Term Loan Agreement, the Pledgor shall deliver to the Escrow Agent all Shares of the Stock ("Shares"), to be held in Escrow pursuant to the terms and conditions of this Agreement.

     3. The Pledgor further agrees Escrow Agent to transfer Shares simultaneously, and in accordance with the terms of the to execute stock powers of Short-Term Loan Agreement and this Escrow Agreement. attorney authorizing the

     4. As long as the terms and Agreement and the Note have not been breached or are not in default, the Pledgor shall have all conditions of the Escrow rights in the escrowed Shares except the right to possession and the right to exercise its vote on Agreement, Short-Term Loan any matters related to the terms and conditions of the Short-Term Loan Agreement and the Note. Additionally, Pledgor shall have no right to exercise its vote on any matters related to increasing, decreasing, filling vacancies or removing Directors on the Board of Corporation.

     5. In the event of any Note) the Chief Executive Officer ("CEO") of Corporation shall give the Pledgor and the Escrow default (as defined in the Agent written notice of said default. After receipt of the notice, the Escrow Agent is authorized Short Term Loan Agreement to transfer the Shares and may take such other actions as are required to carry out the intent of or the the Short-Term Loan Agreement, the Note, and this Escrow Agreement.

     6. The Escrow Agent shall be transactions of the escrowed Shares in accordance with the provisions of this Escrow Agreement liable only for the and the Short-Term Loan Agreement, and any amendments and supplements thereto. The Escrow safekeeping, transfer, and Agent shall not be liable or responsible for any loss unless the same is caused by its gross other negligence or willful malfeasance. The parties hereto further agree to release, indemnify and hold harmless the Escrow Agent from and against any and all claims, losses, damages, expenses, or other liabilities arising out of the performance of the duties of Escrow Agent pursuant to this Escrow

Agreement.

     7. In the event any dispute shall arise between the parties whereby the Escrow Agent is in doubt as to his duties or liabilities under this Agreement, the Escrow Agent, in its sole and absolute discretion, may continue to hold the Shares held pursuant to this Escrow Agreement until the Pledgor and Corporation mutually agree to the distribution thereof or until the Escrow Agent shall be ordered to disburse same by judgment of a court of competent jurisdiction; or the Escrow Agent may implead the escrowed Shares into the Registry of a Court of competent jurisdiction, subject to distribution upon order of the Court. Upon notifying the Pledgor and the Parties of the Short-Term Loan Agreement of such action, all liability on the part of Escrow Agent shall fully cease and terminate.

     8. Notwithstanding the above, Pledgor and Corporation acknowledge that the Escrow Agent shall not be precluded from providing continuing, legal representation to Corporation on all matters unrelated to this specific Escrow Agreement.

     9. All parties agree that the Escrow Agent shall not be liable to any party or person whomsoever except for willful breach of this Agreement or gross negligence on the part of the Escrow Agent.

     10. The Escrow Agent may resign at any time upon giving of thirty (30) days written notice to Pledgor. If a Successor Escrow Agent is not appointed within thirty (30) days after notice of resignation, the Escrow Agent may petition any Court of competent jurisdiction to name a Successor Escrow Agent; and the Escrow Agent herein shall be fully relieved of all liability under this Agreement to any and all parties upon the transfer of the Escrow deposits to the Successor

Escrow Agent.

     11. This Escrow Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party.

     IN WITNESS WHEREOF, the parties have executed this Escrow Agreement this 18th day of February, 1997.

Attest:                                 THE ASHTON TECHNOLOGY GROUP, INC.


/s/ John A. Blohm                       By: /s/ Fredric W. Rittereiser
-----------------------------               -------------------------------
John A. Blohm          (Name)           Fredric W. Rittereiser       (Name)
----------------------                  ----------------------------
Secretary             (Title)           President & CEO             (Title)
----------------------                  ----------------------------
               (SEAL)                                  "Pledgor"


Attest:                                 COMPUTER SCIENCE INNOVATIONS, INC.


/s/ George Milligan                     By: /s/ George Milligan
-----------------------------               -------------------------------
George Milligan        (Name)           George Milligan              (Name)
----------------------                  ----------------------------
President             (Title)           President                   (Title)
----------------------                  ----------------------------
               (SEAL)                                  "Corporation"




                                        REINMAN & WATTWOOD, P.A.

_____________________________
Witness                                 By:  /s/___________________________
                                             _______________________ (Name)
                                             _______________________(Title)
_____________________________
Witness

                                                  "Escrow Agent"

IRREVOCABLE STOCK POWER


     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to ______________________________, or order, all right, title and interest in One Million Twenty-One Thousand Three Hundred Eighty-One (1,021,381) Shares of COMPUTER SCIENCE INNOVATIONS, INC. Class B Common stock, represented by Certificate Number, _______ standing in the name of the undersigned on the books of the Company.

     The undersigned does hereby irrevocably constitute and appoint VICTOR S. KOSTRO, ESQ., to transfer said stock on the books of said Company, with full power of substitution in the premises.

Dated this 18th day of February, 1997.


Attest:                                 THE ASHTON TECHNOLOGY GROUP, INC.


/s/ John A. Blohm                       By: /s/ Fredric W. Rittereiser
------------------------------              --------------------------------
John A. Blohm,          (Name)          Fredric W. Rittereiser        (Name)
-----------------------                 -----------------------------
Secretary              (Title)          President & CEO              (Title)
-----------------------                 ----------------------------
               (SEAL)

IRREVOCABLE STOCK POWER


     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to _________________________________, or order, all right, title and interest in
Six Hundred Ninety-Seven Eight Hundred Seventy-One (697,871) Shares of COMPUTER SCIENCE INNOVATIONS, INC. Class A Common stock, represented by Certificate Number standing in the name of the undersigned on the books of the Company.

     The undersigned does hereby irrevocably constitute and appoint VICTOR S. KOSTRO, ESQ., to transfer said stock on the books of said Company, with full power of substitution in the premises.

Dated this 18th day of February, 1997.


Attest:                                 THE ASHTON TECHNOLOGY GROUP, INC.


/s/ John Blohm                          By: /s/ Fredric W. Rittereiser
-------------------------------             ----------------------------------
John A. Blohm            (Name)         Fredric W. Rittereiser          (Name)
------------------------                -------------------------------
Secretary               (Title)         President & CEO                (Title)
------------------------                -------------------------------
               (SEAL)

                                                   AFFIDAVIT OF LOST CERTIFICATE

                                                           STATE OF PENNSYLVANIA
                                                          COUNTY OF PHILADELPHIA

     I, John A. Blohm, the Executive Vice President/Secretary (title) of The Ashton Technology Group, Inc. ("Ashton"), being duly sworn, deposes and says:

     1. That Ashton is the owner of 5 certificate(s) representing the ownership of 1,134,006 shares of Class A Common Stock of Computer Science Innovations, Inc. ("CSI"), a Florida corporation, which is represented on the books of the CSI as Stock Certificates No. 149, 150, 151, 153, and 154, dated
________________.

     2. That Ashton is the owner of 4 certificate(s) representing the ownership of 1,600,471 shares of Class B Common Stock of Computer Science Innovations, Inc. ("CSI"), a Florida corporation, which is represented on the books of the CSI as Stock Certificates No. 183, 185, 186 and 187, dated ________________.

     3.   That Ashton lost said Certificates.

     4. That Ashton, through its Officers, has made a diligent effort to find the Certificates and since the Certificates were not found, it is understood that CSI will issue replacement Certificates to the undersigned.

     5. That it is understood by the undersigned that if, after receiving replacement Certificates, the original Certificates are found, that it will surrender said Certificates to the Secretary of CSI to be canceled of record.


                                   ASHTON TECHNOLOGY GROUP, INC.


                                   By: /s/ John Blohm
                                       -------------------------------
                                   John A. Blohm                (Name)
                                   ---------------------------
                                   Executive VP/Secretary      (Title)
                                   ---------------------------

STATE OF PENNSYLVANIA
COUNTY OF PHILADELPHIA

     ON THIS 18th day of February, 1997, before me personally appeared John A. Blohm, the Executive Vice Pres. (title) of THE ASHTON TECHNOLOGY GROUP, INC., a Delaware corporation, described in and who executed the foregoing instrument and duly acknowledged to me that he executed the same as affidavit (title) as aforesaid.



                                   /s/ Maureen Daly
                                   ----------------------------------------
                                   (Signature of Notary Public)


                                   Maureen Daly
                                   ----------------------------------------
                                   (Print, type or stamp Commissioned Name
                                   of Notary Public)



                                        Personally Known X OR Produced
                                                         -
                              Identification Type of Identification:___________